OTHER NON-CURRENT ASSETS (Details) - USD ($) $ in Thousands		Dec. 31, 2016	Dec. 31, 2015
Investment in film and TV series	[1]	$ 1,854	$ 4,781
Prepaid office space and leasehold improvement fees	[2]	4,917	6,831
Other non-current assets		$ 6,771	$ 11,612

[1]	The Group invests in films and TV series, which are produced by other third parties, and shares profit of the invested films and TV series based on its investment as a percentage of the total investment for a film or TV series. The Group enters into agreements with other investors to invest together on certain film or TV series, which are produced by third parties, and shares the profit of the invested films and TV series proportionally based on their investments.
[2]	As the office spaces legal title had not been transferred to the Group, the prepaid amounts were recognized as other non-current assets as of December 31, 2015 and 2016.